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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-1148) of STB Systems, Inc. of our report dated July 10, 2000 relating to the financial statements and supplemental schedule of the STB Systems, Inc. 401(k) Savings Plan for the year ended December 31, 1999 which appears in this Form 11-K.






/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Dallas, Texas
July 12, 2000